UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 5, 2005

Desert Capital REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-111643	20-0495883

(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014

(Address of Principal Executive Offices)	(Zip Code)
(800) 419-2855

(Registrant’s Telephone Number, Including Area Code)
NONE.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On October 11, 2005, Desert Capital REIT, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that it, through Desert Capital TRS, a wholly-owned subsidiary of the Company, acquired Consolidated Mortgage.
     The Company hereby amends its October 11, 2005 Current Report on Form 8-K to include the items required by Item 9.01 (b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements for Business Acquired
The required financial statements of Consolidated Mortgage as of and for the years ended December 31, 2004 and 2003 are filed as Exhibit 99.1 hereto.
     (b) Pro Forma Financial Information
The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is filed as Exhibit 99.1 hereto.
     (d) Exhibits

Exhibit No.	Title
23.1	Consent of Accountants
99.1	Audited Financial Statements of Consolidated Mortgage as of and for the years ended December 31, 2004 and 2003
99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 25, 2005

DESERT CAPITAL REIT, INC.

By:	/s/ Todd B. Parriott

Todd B. Parriott Chief Executive Officer

Index To Exhibits

Exhibit No.	Title
23.1	Consent of Accountants
99.1	Audited Financial Statements of Consolidated Mortgage as of and for the years ended December 31, 2004 and 2003
99.2	Unaudited Pro Forma Consolidated Financial Statements